         AMENDED AND RESTATED CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of June 5, 1998, between Ecogen Inc., a Delaware corporation (the "Company"), and KA Investments LDC, a Cayman Islands corporation (the "Purchaser").

         WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser and the Purchaser desires to purchase from the Company, shares of the Company's 8% Series 1998-A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred"), and shares of the Company's 8% Series 1998-B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred" and, together with the Series A Preferred, the "Preferred Stock").

         IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and Purchaser agree as follows:

                                    ARTICLE I
                      PURCHASE AND SALE OF PREFERRED STOCK

         1.1 Purchase and Sale. (a) Subject to the terms and conditions set forth herein, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company 20,000 shares of the Series A Preferred (the "Series A Shares") and 10,000 shares of the Series B Preferred (the "Series B Shares and, together with the Series A Shares, the "Shares").

                  (b) The Series A Preferred shall have the respective rights, preferences and privileges set forth in Exhibit A attached hereto (the "Series A Terms"), which shall be incorporated into a Certificate of Designation to be approved by the Purchaser and filed prior to the time of the Series A Closing (as defined below) by the Company with the Secretary of State of Delaware (the "Series A Designation"). The Series B Preferred shall have respective rights, preferences and privileges identical to the Series A Terms, mutatis mutandis, and shall rank pari passu with the Series A Preferred with regard to dividends, liquidation, voting rights and any other preferential rights designated therein, except that the Conversion Price (as defined below) for conversion of the Series B Shares shall be determined as of the Original Issue Date (as defined below) for such Series B Shares.

         The Series B Preferred shall be authorized pursuant to a Certificate of Designation prepared by the Company and, subject to the approval of the Purchaser, filed prior to the Series B Closing Date (as defined below), by the Company with the Secretary of State of Delaware (the "Series B Designation" and, together with the Series A Designation, the "Certificates of Designation").

         For purposes of this Agreement, "Business Day," "Conversion Price," "Original Issue Date," "Trading Day" and "Per Share Market Value" shall have the meanings set forth in the Series A Terms.

         1.2 Purchase Price. The purchase price per Share shall be $100.00.

         1.3 The Closings.

                  (a) The Series A Closing. (i) The closing of the purchase and sale of the 20,000 Series A Shares (the "Series A Closing") shall take place at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP ("Robinson Silverman"), 1290 Avenue of the Americas, New York, New York 10104, immediately following the execution hereof or such later date as the parties shall agree. The date of the Series A Closing is hereinafter referred to as the "Series A Closing Date."

                           (ii) At the Series A Closing, the parties shall
deliver or shall cause to be delivered the following: (a) the Company shall deliver to the Purchaser (1) a stock certificate representing 20,000 Series A Shares registered in the name of the Purchaser, (2) a five year common stock purchase warrant in the form of Exhibit B (the "Series A Warrant") entitling the Purchaser to purchase an aggregate of 160,000 shares of the Company's common stock, $.01 par value per share (the "Common Stock"), at an exercise price equal to 120% of the Per Share Market Value on the Series A Closing Date, registered in the name of the Purchaser, (3) the legal opinion of Paul, Hastings, Janofsky & Walker LLP, outside counsel to the Company, substantially in the form of Exhibit D, dated the Series A Closing Date, and (4) all other documents, instruments and writings required to have been delivered at or prior to the Series A Closing Date by the Company pursuant to this Agreement, including an executed Registration Rights Agreement, dated the date hereof, between the Company and the Purchaser, in the form of Exhibit C (the "Registration Rights Agreement"), and the Irrevocable Transfer Agent Instructions, dated the Series A Closing Date, in the form of Exhibit E, delivered to and acknowledged by the Company's transfer agent (the "Transfer Agent Instructions"); and (b) the Purchaser shall deliver to the Company (1) $2,000,000 in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose prior to the Series A Closing Date (the "Series A Purchase Price") less the amounts referred to in Section 5.1, and (2) all documents, instruments and writings required to have been delivered at or prior to the Series A Closing Date by the Purchaser pursuant to this Agreement, including an executed Registration Rights Agreement.

                  (b) The Series B Closing. (i) Subject to the terms and conditions set forth in this Agreement, the Company shall have the right to deliver a written notice to the Purchaser (a "Subsequent Financing Notice") requiring the Purchaser to buy the Series B Shares for a purchase price of $1,000,000. A Subsequent Financing Notice may be delivered no earlier than 90 days following the date the initial Registration Statement is filed with the Securities and Exchange Commission (the "Commission") pursuant to the Registration Rights Agreement (the "Series A Underlying Securities Registration Statement" and, together with each other Registration Statement filed with the Commission pursuant to the Registration Rights Agreement, the "Underlying Securities Registration Statements") is declared effective by the Commission (the "Effectiveness Date") and no later than 210 days following the Effectiveness Date, or as otherwise agreed to by the parties. The closing of the purchase and sale of the Series B Shares (the "Series B Closing") shall take place at the offices of the Robinson Silverman on the third (3rd) Business Day after the Subsequent Financing Notice is delivered hereunder or on such other date as otherwise agreed to by the parties; provided, however, that in no case shall the Series B Closing take place unless and until the conditions listed in Section 4.1 have been satisfied or waived by the Purchaser. The date of the Series B Closing is hereinafter referred to as the "Series B Closing Date."

                           (ii) At the Series B Closing, the parties shall
deliver or shall cause to be delivered the following: (a) the Company shall deliver to the Purchaser (1) a stock certificate representing 10,000 Series B Shares registered in the name of the Purchaser, (2) a five year common stock purchase warrant in the form of Exhibit B (the "Series B Warrant" and together with the Series A Warrant, the "Warrants") entitling the Purchaser to purchase an aggregate of 80,000 shares of Common Stock, at an exercise price equal to 120% of the Per Share Market Value on the Series B Closing Date, registered in the name of the Purchaser, (3) the legal opinion referenced in Section 4.1(xii), and (4) all other documents, instruments and writings required to have been delivered at or prior to the Series B Closing Date by the Company to the Purchaser pursuant to this Agreement; and (b) the Purchaser shall deliver to the Company (1) $500,000 in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose prior to the Series B Closing Date (the "Series B Purchase Price") less the amounts referred to in Section 5.1, and (2) all documents, instruments and writings required to have been delivered at or prior to the Series B Closing Date by the Purchaser pursuant to this Agreement, including a certificate signed on behalf of the Purchaser confirming the accuracy of its representation and warranties incurred on and as of the Series B Closing Date.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         2.1 Representations, Warranties and Agreements of the Company. The Company hereby makes the following representations and warranties to the
Purchaser:

                  (a) Organization and Qualification. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in Schedule 2.1(a) (collectively the "Subsidiaries"). Except as set forth in Schedule 2.1(a), each of the Subsidiaries is an entity, duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted except where the failure to be duly organized, validly existing or in good standing, as the case may be is not reasonably likely to, individually or in the aggregate,
(x) adversely affect the legality, validity or enforceability of the Securities (as defined below) or any of this Agreement, the Certificates of Designation, the Warrants or the Registration Rights Agreement (collectively, the "Transaction Documents"), (y) have or result in a material adverse effect on the results of operations, assets, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (x), (y) or (z), being a "Material Adverse Effect"). Except as set forth in Schedule 2.1(a), each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, is not reasonably likely to have a Material Adverse Effect.

                  (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents, and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. Each of the Transaction Documents has been duly executed by the Company and, when delivered (or filed, as the case may be) in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate of incorporation, by-laws or other charter documents.

                  (c) Capitalization. The number of authorized, issued and outstanding shares of capital stock of the Company is set forth in Schedule 2.1(c). No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any of the Transaction Documents, except as set forth in Schedule 2.1(c). Except as disclosed in Schedule 2.1(c), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Shares and the Warrants, securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. To the knowledge of the Company, except as specifically disclosed in the SEC Documents (as defined below) or Schedule 2.1(c), no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or has the right to acquire by agreement with or by obligation binding upon the Company beneficial ownership of in excess of 5% of the Common Stock. A "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  (d) Issuance of the Shares and the Warrants. The Shares and the Warrants are duly authorized, and, when issued and paid for in accordance with the terms hereof, shall have been validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal of any kind (collectively, "Liens"). The Company has on the date hereof and will, at each Closing Date and at all times while the Shares and the Warrants are outstanding, maintain an adequate reserve of duly reserved shares of Common Stock, reserved for issuance to the holders of the Shares and the Warrants to enable it to perform its conversion, exercise and other obligations under this Agreement, the Certificates of Designations and the Warrants. Such number of reserved and available shares of Common Stock shall be not less than the sum of (i) the number of shares of Common Stock which would be issuable upon conversion in full of the Shares, assuming such conversion were effected on the Series A Closing Date or the Filing Date (as defined in the Registration Rights Agreement), whichever yields a lower Conversion Price, (ii) the number of shares of Common Stock issuable upon exercise in full of the Warrants, and (iii) 175% of the number of shares Common Stock which would be issuable upon conversion of additional Shares issued as payment of dividends on the Shares (such additional Shares, the "Dividend Shares"), assuming each Share and Dividend Share is outstanding for two years and all dividends are paid in the form of Dividend Shares. The shares of Common Stock issuable upon conversion of the Shares and Dividend Shares and upon exercise of the Warrants are collectively referred to herein as the "Underlying Shares." The Shares, the Dividend Shares, the Warrants and the Underlying Shares are collectively referred to as the "Securities." When issued in accordance with the Certificates of Designation and upon exercise of the Warrants, in accordance with their respective terms, the Underlying Shares shall have been duly authorized, validly issued, fully paid and nonassessable, free and clear of all Liens.

                  (e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of its certificate of incorporation, bylaws or other charter documents (each as amended through the date hereof), or (ii) subject to obtaining the consents referred to in Section 2.1(f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, credit facility, indenture or instrument (evidencing a Company debt or otherwise) to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including Federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and
(iii), as is not reasonably likely to, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except as set in Schedule 2.1(e) and for violations which, individually or in the aggregate, are not reasonably likely to have or result in a Material Adverse Effect.

                  (f) Consents and Approvals. Except as specifically set forth in Schedule 2.1(f), neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other Federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than
(i) the filings of the Certificates of Designation with the Secretary of State of Delaware, (ii) the filing of the Underlying Securities Registration Statements with the Commission pursuant to the Registration Rights Agreement,
(iii) the application(s) to the Nasdaq National Market ("NASDAQ") for the listing of the Underlying Shares with the NASDAQ (and with any other national securities exchange or market on which the Common Stock is then listed), (iv) the filing of a Form D with the Commission, and (v) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration is not reasonably likely to have or result in, individually or in the aggregate, a Material Adverse Effect (together with the consents, waivers, authorizations, orders, notices and filings referred to in Schedule 2.1(f), the "Required Approvals").

                  (g) Litigation; Proceedings. Except as specifically disclosed in the SEC Documents or as set forth in Schedule 2.1(g), there is no action, suit, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (Federal, state, county, local or foreign) which is reasonably likely, individually or in the aggregate, to have or result in a Material Adverse Effect.

                  (h) No Default or Violation. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, except, with respect to each of (i),
(ii) and (iii), as set forth in Schedule 2.1(h) and as is not reasonably likely, individually or in the aggregate, to have or result in a Material Adverse Effect.

                  (i) Private Offering. Assuming the accuracy of the representations and warranties of the Purchaser set forth in Sections 2.2(b)-(h), the offer, issuance and sale of the Securities to the Purchaser as contemplated hereby are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). Neither the Company nor any Person acting on its behalf has taken any action which might subject the offering, issuance or sale of the Securities to the registration requirements of the Securities Act.

                  (j) SEC Documents; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Documents" and, together with the Schedules to this Agreement the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Documents as required. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements were prepared in accordance with generally accepted accounting principles applied on a consistent basis ("GAAP") during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since October 31, 1997, except as specifically disclosed in the SEC Documents or as set forth in Schedule 2.1(k), (a) there has been no event, occurrence or development that has resulted or is reasonably expected to result in a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than
(x) liabilities incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP, (c) the Company has not altered its method of accounting or the identity of its auditors and (d) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing Company stock option plans or other existing plan for the benefit of the Company's employees described in the SEC Documents) with respect to its capital stock, or purchased, or redeemed (or made any agreements to purchase or redeem) any shares of its capital stock. The Company last filed audited financial statements with the Commission on [February 13, 1998], and has not received any comments from the Commission in respect thereof.

                  (k) Investment Company. The Company is not, and is not an Affiliate (as defined in Rule 405 under the Securities Act)) of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (l) Certain Fees. Except for certain fees payable by the Company to Jesup & Lamont Securities Corp., no fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, or bank with respect to the transactions contemplated by this Agreement. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Purchaser, its employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and reasonable attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred.

                  (m) Solicitation Materials. Neither the Company nor any Person acting on the Company's behalf has (i) distributed any offering materials in connection with the offering and sale of the Securities, or (ii) solicited any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

                  (n) Form S-3 Eligibility. The Company is, and at each Closing Date will be, eligible to register securities for resale with the Commission under Form S-3 promulgated under the Securities Act.

                  (o) Seniority. Except as provided in Schedule 2.1(p), no class of equity securities of the Company is senior to the Shares in right of payment, whether upon liquidation or dissolution, or otherwise.

                  (p) Patents and Trademarks. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights (collectively, the "Intellectual Property Rights") which the Company reasonably believes are necessary for use in connection with its business, and which the failure to so have would have a Material Adverse Effect. To the best knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights that is reasonably likely to have a Material Adverse effect.

                  (q) Listing and Maintenance Requirements Compliance. The Company has not in the two years preceding the date hereof received notice (written or oral) from the NASDAQ or any other stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with respect to the Common Stock with the listing or maintenance requirements of such exchange or market. The Company is in compliance with all such maintenance requirements.

                  (r) Registration Rights; Rights of Participation. Except as described on Schedule 6(b) to the Registration Rights Agreement, (i) the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied and (ii) no Person, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.

                  (s) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate Federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Documents, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect.

                  (t) Disclosure. The Company confirms that it has not provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material non-public information, other than information the substance of which will be disclosed upon the filing by the Company of its next Quarterly Report in Form 10-Q or the first Registration Statement filed by the Company with the Commission pursuant to the Registration Rights Agreement or which within 60 days from the date hereof will cease to be material nonpublic information. The Company understands and confirms that the

Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

         2.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

                  (a) Organization: Authority. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with the requisite corporate power and authority, to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The purchase by the Purchaser of the Securities hereunder has been duly authorized by all necessary action on the part of the Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by the Purchaser and constitutes the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

                  (b) Investment Intent. The Purchaser is acquiring the Securities for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof or interest therein, without prejudice, however, to the Purchaser's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration.

                  (c) Purchaser Status. At the time the Purchaser was offered the Shares and the Warrants, it was, and at the date hereof, it is, and at each Closing Date and each exercise date under the Warrants, it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

                  (d) Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

                  (e) Ability of the Purchaser to Bear Risk of Investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

                  (f) Access to Information. The Purchaser acknowledges receipt of the Disclosure Materials and further acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and
(iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials.

                  (g) General Solicitation. The Purchaser is not purchasing the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar.

                  (h) Reliance. The Purchaser understands and acknowledges that
(i) the Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and the Purchaser hereby consents to such reliance.

                  The Company acknowledges and agrees that the Purchaser makes no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.

                                   ARTICLE III
                         OTHER AGREEMENTS OF THE PARTIES

         3.1 Transfer Restrictions. (a) Securities may only be disposed by a Purchaser or a subsequent transferee of the Securities pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably satisfactory to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with any transfer agent for the securities of the Company any transfer of Securities by the Purchaser to an Affiliate of the Purchaser or to a fund under common management with the Purchaser, or any transfer among any such Affiliates or funds, provided that transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and that it is acquiring the Securities solely for investment purposes. Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

                  (b) The Purchaser agrees to the imprinting, so long as is required by this Section 3.1(b), of the following legend on the Securities:

                  NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                  [FOR SHARES ONLY] THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON CONVERSION SET FORTH IN A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT, DATED AS OF MAY, [ ], 1998, BETWEEN ECOGEN INC. (THE "COMPANY") AND THE ORIGINAL HOLDER HEREOF. A COPY OF THAT AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

                  Underlying Shares shall not contain the legend set forth above nor any other legend if the conversion of Shares and Dividend Shares, exercise of the Warrants or other issuances of Underlying Shares as contemplated hereby or by the Certificates of Designation occurs at any time while an Underlying Securities Registration Statement is effective under the Securities Act or in the event there is not an effective Underlying Securities Registration Statement at such time, if in the opinion of counsel to the Company such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue the Transfer Agent instructions attached hereto as Exhibit E to the Company's transfer agent on the day that the Underlying Securities Registration Statement is declared effective by the Commission. The Company agrees that it will provide the Purchaser, upon request, with a certificate or certificates representing Underlying Shares, free from such legend at such time as such legend is no longer required hereunder. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section.

         3.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Underlying Shares upon (i) conversion of the Shares and Dividend Shares in accordance with the terms of the Certificates of Designation, and (ii) exercise of the Warrants, may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Underlying Shares upon (x) conversion of the Shares and Dividend Shares in accordance with the terms of the Certificates of Designation, and (y) exercise of the Warrants, is unconditional and absolute, subject to the limitations set forth in this Agreement, in the Certificates of Designation or pursuant to the Warrants, regardless of the effect of any such dilution.

         3.3 Furnishing of Information. As long as the Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. As long as the Purchaser owns Securities, if the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Purchaser and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell Underlying Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including the legal opinion referenced above in this Section. Upon the reasonable request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

         3.4 Blue Sky Laws. In accordance with the Registration Rights Agreement, the Company shall qualify or exempt the issuance and sale of the Underlying Shares under the securities or Blue Sky laws of such jurisdictions as the Purchaser may reasonably request and shall continue such qualification or exemption at all times until the Purchaser notifies the Company in writing that it no longer owns Securities; provided, however, that neither the Company nor its Subsidiaries shall be required in connection therewith to qualify as a foreign corporation where they are not now so qualified or to take any action that would subject the Company to general service of process in any such jurisdiction where it is not then required to be so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

         3.5 Integration. The Company shall not, and shall use its best efforts to ensure that, no Affiliate shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchaser.

         3.6 Increase in Authorized Shares. At such times as the Company would be, if a notice of conversion or exercise (as the case may be) were to be delivered on such date, precluded from (a) converting 175% of the Shares and Dividend Shares outstanding that remain unconverted at such date, or (b) honoring the exercise in full of the Warrants, due to the unavailability of a sufficient number of shares of authorized but unissued or reacquired Common Stock, the Board of Directors of the Company shall promptly (and in any case, within 30 Business Days from such date) prepare and mail to the stockholders of the Company proxy materials requesting authorization to amend the Company's Certificate of Incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least such number of shares as reasonably requested by the Purchaser in order to provide for such number of authorized and unissued shares of Common Stock to enable the Company to comply with its conversion, exercise and reservation of shares obligations as set forth in this Agreement, the Certificates of Designation and the Warrants (the sum of (x) the number of then authorized shares of Common Stock, (y) the number of shares of Common Stock then outstanding plus all shares of Common Stock issuable upon exercise of all outstanding options, warrants and convertible instruments, and (z) the sum of (i) 175% of the number of Underlying Shares as are then issuable upon a conversion in full of all Shares and Dividend Shares, and (ii) the number of Underlying Shares as are issuable upon exercise in full of the Warrants, shall be a reasonable number). In connection therewith, the Board of Directors shall (a) adopt proper resolutions authorizing such increase, (b) recommend to and otherwise use its best efforts to promptly and duly obtain stockholder approval to carry out such resolutions (and hold a special meeting of the stockholders no later than the 60th day after delivery of the proxy materials relating to such meeting) and (c) within 5 Business Days of obtaining such stockholder authorization, file an appropriate amendment to the Company's Certificate of Incorporation to evidence such increase.

         3.7 Listing and Reservation of Underlying Shares. (a) The Company shall
(i) not later than the 10th day following each Closing Date, prepare and file with the NASDAQ (as well as any other national securities exchange or market or trading or quotation facility on which the Common Stock is then listed) an additional shares listing application covering a number of shares of Common Stock which is at least equal to the number of shares required to be reserved pursuant to Section 2.1(d), (ii) take all steps necessary to cause such shares to be approved for listing on the NASDAQ (as well as on any other national securities exchange or market or trading or quotation facility on which the Common Stock is then listed) as soon as possible thereafter, and (iii) provide to the Purchaser evidence of such listing, and the Company shall maintain the listing of its Common Stock thereon. If at any time thereafter the number of Underlying Shares as are issuable upon conversion in full of the then number of outstanding Shares and Dividend Shares, and upon exercise of the then unexercised portion of the Warrants, exceeds 85% of the number of Underlying Shares previously listed on account thereof with NASDAQ (and other required exchanges), the Company shall take the necessary actions to immediately list a number of Underlying Shares as equal 175% of the number of Underlying Shares then issuable upon conversion of the Shares and Dividend Shares, and exercise of the Warrants.

                  (b) The Company shall maintain a reserve of Common Stock for issuance upon conversion of the Shares and Dividend Shares, and upon exercise of the Warrants in accordance with its terms, in such amount as may be required to perform its obligations in full under the Transaction Documents, which reserve shall include a number of shares of Common Stock equal to no less than two times the number of shares of Common Stock as would be issuable upon conversion in full of the Shares and Dividend Shares, and upon exercise in full of the Warrants.

         3.8 Purchaser Ownership of Common Stock. The Purchaser agrees not to convert Shares or Dividend Shares or exercise the Warrants to the extent such conversion or exercise would result in the Purchaser beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of the Shares or Dividend Shares and exercise of the Warrants held by such Purchaser after application of this Section. To the extent that the limitation contained in this Section applies, the determination of whether Shares or Dividend Shares are convertible (in relation to other securities owned by a Purchaser) and of which Shares or Dividend Shares are convertible shall be in the sole discretion of the Purchaser, and the submission of Shares or Dividend Shares for conversion shall be deemed to be such Purchaser's determination of whether such Shares or Dividend Shares are convertible (in relation to other securities owned by a Purchaser) and of which portion of such Shares or Dividend Shares are convertible, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of the Purchaser to convert Shares or Dividend Shares or exercise the Warrants at such time as such conversion will not violate the provisions of this Section. The provisions of this Section may be waived by the Purchaser upon not less than 75 days prior notice to the Company, and the provisions of this Section shall continue to apply until such 75th day (or later, if stated in the notice of waiver).

         3.9 Conversion Procedures. The Transfer Agent Instructions, Conversion Notice (as defined in Exhibit A) and Notice of Exercise under the Warrants set forth the totality of the procedures with respect to the conversion of the Shares and Dividend Shares and exercise of the Warrants, including the form of legal opinion, if necessary, that shall be rendered to the Company's transfer agent and such other information and instructions as may be reasonably necessary to enable the Purchaser to convert its Shares and Dividend Shares and exercise the Warrants as contemplated in the Certificates Designation of and the Warrants (as applicable).

         3.10 Notice of Breaches. (a) Each of the Company and the Purchaser shall give prompt written notice to the other of any material breach by it of any representation, warranty or other agreement contained in any Transaction Document, as well as any events or occurrences arising after the date hereof which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained therein to be incorrect or breached as of each Closing Date. However, no disclosure by either party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or other agreement contained in any Transaction Document.

                  (b) Notwithstanding the generality of Section 3.10(a), the Company shall promptly notify the Purchaser of any notice or claim (written or oral) that it receives from any lender of the Company to the effect that the consummation of the transactions contemplated by the Transaction Documents violates or would violate any written agreement or understanding between such lender and the Company, and the Company shall promptly furnish by facsimile to the holders of the Shares a copy of any written statement in support of or relating to such claim or notice.

         3.11 Conversion and Exercise Obligations of the Company. The Company shall honor conversions of the Shares and Dividend Shares and exercises of the Warrants and shall deliver Underlying Shares in accordance with the respective terms and conditions and time periods set forth in the respective Certificates of Designation and the Warrants.

         3.12 Right of First Refusal; Subsequent Registrations. (a) Except as provided for in Schedule 3.12, the Company shall not, directly or indirectly, without the prior written consent of the Purchaser, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) any of its or its Affiliates' equity or equity equivalent securities in a transaction intended to be exempt or not subject to registration under the Securities Act (a "Subsequent Financing") for a period of 180 days after each Closing Date, except (i) the granting of options or warrants to employees, officers and directors, and the issuance of shares upon exercise of options granted, under any stock option plan heretofore or hereinafter duly adopted by the Company, (ii) shares issued upon exercise of any currently outstanding warrants and upon conversion of any currently outstanding convertible security in each case disclosed in Schedule 2.1 (c),

(iii) shares of Common Stock issued upon conversion of the Shares and Dividend Shares in accordance with the Certificates of Designation, and (iv) shares of Common Stock issued in connection with a Strategic Transaction (as defined below); unless (A) the Company delivers to the Purchaser a written notice (the "Subsequent Placement Notice") of its intention to effect such Subsequent Placement, which Subsequent Placement Notice shall describe in reasonable detail the proposed terms of such Subsequent Placement, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Placement shall be affected, the date on which the Company reasonably expects such Subsequent Placement to close and attached to which shall be a term sheet or similar document relating thereto and (B) the Purchaser shall not have notified the Company by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after its receipt of the Subsequent Placement Notice of its willingness to cause the Purchaser to provide (or to cause its sole designee, which must be an affiliate of the Purchaser, to provide), subject to completion of mutually acceptable documentation, financing to the Company on substantially the terms set forth in the Subsequent Placement Notice. If the Purchaser shall fail to notify the Company of its intention to enter into such negotiations within such time period, the Company may effect the Subsequent Placement substantially upon the terms and to the Persons (or Affiliates of such Persons) set forth in the Subsequent Placement Notice; provided, that the Company shall provide the Purchaser with a second Subsequent Placement Notice, and the Purchaser shall again have the right of first refusal set forth above in this paragraph (a), if the Subsequent Placement subject to the initial Subsequent Placement Notice shall not have been consummated for any reason on the terms set forth in such Subsequent Placement Notice within sixty (60) Business Days after the date of the initial Subsequent Placement Notice with the Person (or an Affiliate of such Person) identified in the Subsequent Placement Notice. If the Purchaser exercises its right of first refusal, the closing shall take place at the time contemplated in the Subsequent Placement Notice, subject to completion of mutually acceptable documentation, which the parties shall negotiate in good faith. For purposes of this Section 3.12, a "Strategic Transaction" shall mean a transaction or relationship in which the Company issues Common Stock to an entity which is, itself or through its subsidiaries, an operating company in a business related to the business of the Company and in which the Company receives material benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital.

                  (b) Except for (w) Underlying Shares, (x) other "Registrable Securities" (as such term is defined in the Registration Rights Agreement) to be registered in accordance with the Registration Rights Agreement, (y) the securities listed on Schedule 6(b) to the Registration Rights Agreement, and (z) Company securities to be registered for resale in connection with actions permitted pursuant to paragraph (a)(i) through (iv) of this Section, the Company shall not, without the prior written consent of the Purchaser (i) issue or sell any of its or any of its Affiliates' equity or equity-equivalent securities pursuant to Regulation S promulgated under the Securities Act, or (ii) register for resale any securities of the Company for a period of not less than 90 Trading Days after the later to occur of (1) the date that an Underlying Securities Registration Statement is declared effective by the Commission (provided, that in the event that the Underlying Securities Registration Statement filed does not cover the Underlying Shares issuable upon conversion or exercise of the Series B Shares, then each such 90 Trading Day period shall commence on the date that the Underlying Securities Registration Statement covering the Underlying Shares issuable in respect of the Series B Shares is declared effective by the Commission) and (2) the 90th Trading Day after the Series B Closing Date. Any days that the Purchaser is unable to sell Underlying Shares under an Underlying Securities Registration Statement shall be added to such 90 Trading Day period.

         3.13 Certain Securities Laws Disclosures; Publicity. Pursuant to each Closing, the Company shall (i) timely file with the Commission a Form D promulgated under the Securities Act as required under Regulation D promulgated under the Securities Act and provide a copy thereof to the Purchaser promptly after the filing thereof, and (ii) file with the Commission a Report on Form 8-K or, if permitted, Form 10-Q disclosing the transactions contemplated hereby within ten (10) Business Days after each Closing Date.

         3.14 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of Company debt (other than capitalized lease obligations) or to redeem any Company equity or equity equivalent securities. Pending application of the proceeds of this placement in the manner permitted hereby, the Company will invest such proceeds in interest bearing accounts and/or short-term, investment grade interest bearing securities.

         3.15 Reimbursement. If the Purchaser, other than by reason of its gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by or against any Person, including stockholders of the Company, in connection with or as a result of the consummation of the transactions contemplated by Transaction Documents, the Company will reimburse the Purchaser for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. In addition, other than with respect to any matter in which the Purchaser is a named party, the Company will pay the Purchaser the charges, as reasonably determined by the Purchaser, for the time of any officers or employees of the Purchaser devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearings, trials or pretrial matters, or otherwise with respect to inquiries, hearings, trials, and other proceedings relating to the subject matter of this Agreement. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchaser who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchaser and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchaser and any such Affiliate and any such Person. The Company also agrees that neither the Purchaser nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the Transaction Documents except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of the Purchaser or entity in connection with the transactions contemplated by this Agreement.

         3.16 Exclusivity. The Company shall not issue and sell any Shares to any Person other than the Purchaser except with the specific prior written consent of the Purchaser.

                                   ARTICLE IV
                                   CONDITIONS

         4.1 Conditions Precedent to the Obligation of the Purchaser to Purchase the Series B Shares. The obligation of the Purchaser to acquire Series B Shares is subject to the satisfaction or waiver by the Purchaser, at or before the Series B Closing Date of each of the following conditions:

                  (i) Series A Closing The Series A Closing shall have occurred;

                  (ii) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Series B Closing Date as though made on and as of the Series B Closing Date.

                  (iii) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Series B Closing Date, including, without limitation, (a) delivery of the Underlying Shares upon conversion of Series A Shares and performance of its obligations in accordance with the terms, conditions and timing requirements of the Series A Designation and (b) delivery of Underlying Shares upon exercise of the Series A Warrant and performance of its obligations in accordance with the terms of the Series A Warrant;

                  (iv) Underlying Securities Registration Statement. The Series A Underlying Securities Registration Statement shall have been declared effective under the Securities Act by the Commission and shall have remained effective at all times, not subject to any actual or threatened stop order or subject to any actual or threatened suspension at any time between the Effectiveness Date and the Series B Closing Date;

                  (v) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court of governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by the Transaction Documents, including the issuance of Common Stock upon conversion of any of the Shares or Dividend Shares or exercise of the Warrants;

                  (vi) Adverse Changes. Since the Series A Closing Date, no event or series of events which had or could reasonably be expected to result in a Material Adverse Effect shall have occurred;

                  (vii) No Suspensions of Trading in Common Stock. The trading in the Common Stock shall not have been suspended by the Commission or on the NASDAQ (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company) at any time since the Series A Closing Date;

                  (viii) Listing of Common Stock. The Common Stock shall have been at all times since the Series A Closing Date listed for trading on the NASDAQ;

                  (ix) Change of Control. No Change of Control in the Company shall have occurred. "Change of Control" means the occurrence of any of: (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of in excess of 50% of the voting securities of the Company, (ii) a replacement of more than one-half of the members of the Company's board of directors which is not approved by those individuals who are members of the board of directors on the date hereof in one or a series of related transactions, (iii) the merger or consolidation of the Company with or into another entity, if the stockholders of the Company immediately before such merger or consolidation do not own, directly or indirectly, immediately following such merger or consolidation, more than 50% of the combined voting power of the resulting outstanding voting securities in substantially the same proportion as their pre-merger or pre-consolidation ownership, or sale of all or substantially all of the assets of the Company in one or a series of related transactions or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii);

                  (x) Legal Opinion. The Company shall have delivered to the Purchaser the opinion of the Company's outside counsel, in substantially the form of Exhibit D, dated the Series B Closing Date;

                  (xi) Required Approvals. All Required Approvals shall have been obtained.

                  (xii) Shares of Common Stock. The Company shall have duly reserved the number of Underlying Shares required by this Agreement to be reserved for issuance upon conversion of Series B Shares and of additional Series B Shares issued as payment of dividends on the Series B Shares (such additional Series B Shares, the "Dividend B Shares"), assuming each Series B Share and Dividend B Share is outstanding for two years and all dividends are paid in the form of Dividend B Shares;

                  (xiii) Delivery of Stock Certificates and Warrant. The Company shall have delivered to the Purchaser or its designee a stock certificate representing the 10,000 Series B Shares, registered in the name of the Purchaser or its designee, and a warrant, substantially in the form of Exhibit B, to purchase 0,000 shares of Common Stock, each in form satisfactory to the Purchaser;

                  (xiv) Closing Threshold. For the 30 Trading Days immediately preceding the Series B Closing Date, the average daily trading volume of the Common Stock on the NASDAQ shall have been at least 35,000 shares, and the Per Share Market Value for each of the seven (7) Trading Days preceding the Series B Closing Date shall be greater than $3.00;

                  (xv) Transfer Agent Instructions. The Transfer Agent Instructions, dated the Series B Closing Date, shall have been delivered to and acknowledged in writing by the Company's transfer agent; and

                  (xvi) Shareholder Approval. No approval of the shareholders of the Company shall be required in order to issue 175% of the number of Underlying Shares issuable upon conversion in full of the Series B Shares to be issued on the Series B Closing Date and the number of Shares issuable on account of dividends in the Series B Shares, assuming all dividends for a two year period were paid in the form of Series B Shares (assuming such conversion occurred on the Series B Closing Date).

         4.2 Delay of Series B Closing. If all of the conditions set forth in
Section 4.1 are not met on the date scheduled for the Series B Closing and such conditions have not been waived by the Purchaser, the Company shall have the right to postpone the Series B Closing to a date not later than 210 days after the Effectiveness Date. No such postponement shall have the effect of waiving or eliminating any of the conditions for the Series B Closing set forth in Section 4.1.

                                    ARTICLE V
                                  MISCELLANEOUS

         5.1 Fees and Expenses. On the Series A Closing Date, the Series A Purchase Price shall be reduced by (i) $115,000 to be paid to Jesup & Lamont Securities Corp., and (ii) $15,000 to be paid to Robinson Silverman in connection with the preparation and negotiation of the Transaction Documents relating to the Series A Closing, in each case directly from the Purchaser, and on the Series B Closing Date, the Series B Purchase Price shall be reduced by
(i) $62,000 to be paid to Jesup & Lamont Securities Corp., and (ii) $3,000 to be paid to Robinson Silverman in connection with the preparation of the Transaction Documents relating to the Series B Closing, in each case directly from the Purchaser. Other than the amounts contemplated in the immediately prior sentence, and except as otherwise set forth in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities pursuant hereto.

         5.2 Entire Agreement; Amendments. This Agreement, together with the Exhibits and Schedules hereto, the Registration Rights Agreement, the Certificates of Designation and the Warrants contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 8:00 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified below later than 8:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:          Ecogen Inc.
                                     2005 Cabot Boulevard West
                                     Langhorne, PA 19047
                                     Facsimile No.: (215) 757-3339
                                     Attn: Chief Financial Officer

         With copies to:             Paul, Hastings, Janofsky & Walker LLP
                                     1055 Washington Boulevard
                                     Stamford, CT 06901
                                     Facsimile No.: (203) 359-3031
                                     Attn: Elizabeth A. Brower, Esq.

         If to the Purchaser:        KA Investments LDC
                                     c/o Tarmachan Capital Management
                                     1712 Hopkins Crossroads
                                     Minnetonka, MN 55305
                                     Facsimile No.: (612) 542-4244
                                     Attn: Ivana Bozjak

         With copies to:             Robinson Silverman Pearce Aronsohn &
                                             Berman LLP
                                     1290 Avenue of the Americas
                                     New York, NY 10104
                                     Facsimile No.: (212) 541-4630
                                     Attn: Kenneth L. Henderson, Esq.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchaser; or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. Except as set forth in
Section 3.1 (a), the Purchaser may not assign this Agreement or any of the rights or obligations hereunder without the consent of the Company. This provision shall not limit the Purchaser's right to transfer securities or transfer or assign rights hereunder or under the Registration Rights Agreement, each in accordance with the terms of this Agreement.

         5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         5.8 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

         5.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive each Closing and the delivery and conversion or exercise (as the case may be) of the Shares, the Dividend Shares and the Warrants.

         5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

         5.11 Publicity. The Company and the Purchaser shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Purchaser without the prior written consent of the Purchaser, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by law, in which case the Company shall provide the Purchaser with prior notice of such disclosure.

         5.12 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         5.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser will be entitled to specific performance of the obligations of the Company under the Transaction Documents. Each of the Company and the Purchaser agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this Convertible Preferred Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                             ECOGEN INC.

                                             By: /s/ James P. Reilly, Jr.
                                                 James P. Reilly, Jr.
                                                 Chairman and
                                                 Chief Executive Officer

                                             KA INVESTMENTS LDC

                                             By: /s/ Gary Sobczak
                                                 -----------------
                                                 Gary Sobczak
                                                 Secretary